UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2006

DIAMETRICS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21982	41-1663185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6245 Bristol Parkway #263, Culver City, California 90230

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 670-2595

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 21, 2006, the Registrant issued the Press Release attached hereto as Exhibit 99.1 reporting the acquisition by the Registrant of Vanguard Synfuels, L.L.C., an owner and operator of a biodiesel production facility in Pollack, Louisiana. The Registrant will be filing a further Form 8-K on or before September 26, 2006, which will more fully describe the acquisition, the financing of the acquisition, and related matters.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of the Registrant dated September 21, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: September 22, 2006

DIAMETRICS MEDICAL, INC.

By:	/s/ Heng Chuk
Heng Chuk
Chief Financial Officer